ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
ASSETS HELD FOR SALE
ASSETS HELD FOR SALE
U.S. Northeast Power Assets
The Company's monetization of its U.S. Northeast power assets, for the purpose of permanently financing the Columbia acquisition, included the sales of TC Hydro, Ravenswood, Ironwood, Kibby Wind and Ocean State Power that closed in second quarter 2017.
On November 1, 2016, the Company entered into an agreement to sell TC Hydro to a third party. At December 31, 2016, the related assets and liabilities were classified as held for sale in the Energy segment. On April 19, 2017, the Company completed the sale of TC Hydro for proceeds of approximately US$1.07 billion, before post-closing adjustments. Refer to Note 26, Other acquisitions and dispositions, for further information.
On November 1, 2016, the Company entered into an agreement to sell Ravenswood, Ironwood, Kibby Wind and Ocean State Power to a third party. As a result, the Company recorded a loss of approximately $829 million ($863 million after tax) in 2016 which was included in Gain/(loss) on assets held for sale/sold in the Consolidated statement of income. This included the impact of an estimated $70 million of foreign currency translation gains to be reclassified from AOCI to net income on close. At December 31, 2016, the related assets and liabilities were classified as held for sale in the Energy segment and were recorded at their fair values less costs to sell based on the proceeds expected from the sale. On June 2, 2017, TransCanada completed the sale of these assets for proceeds of approximately US$2.029 billion, before post-closing adjustments. Refer to Note 26, Other acquisitions and dispositions, for further information.